UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2022

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4001 Kennett Pike, Suite 302 Wilmington, DE	19807
	(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported on Current Reports on Form 8-K, filed on December 6, 2021, December 10, 2021 and December 14, 2021, TLGY Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of an aggregate of 23,000,000 units (the “Units”), including the units sold pursuant to the full exercise of the underwriters’ over-allotment option of 3,000,000 units. Each Unit consists of (i) one Class A ordinary share of the Company, par value $0.0001 per share (a “Class A Ordinary Share”), (ii) one-half of one detachable redeemable warrant of the Company (each, a “Detachable Redeemable Warrant”), and (iii) a contingent right to receive at least one-fourth of one redeemable warrant following the initial business combination redemption time (the “Distributable Redeemable Warrants” and together with the Detachable Redeemable Warrants, the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

On January 19, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade Class A Ordinary Shares and Detachable Redeemable Warrants comprising the Units commencing on January 21, 2022. The Units not separated will continue to trade on the Nasdaq Stock Market LLC (the “NASDAQ”) under the symbol “TLGYU,” and the Class A Ordinary Shares and the Detachable Redeemable Warrants that are separated will trade on the NASDAQ under the symbols “TLGY” and “TLGYW,” respectively. No fractional Detachable Redeemable Warrants will be issued upon separation of the Units and only whole Detachable Redeemable Warrants will trade. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Detachable Redeemable Warrants. Any holder of Units whose ownership includes a fractional number of underlying Detachable Redeemable Warrants will be issued a number of the Detachable Redeemable Warrants that is rounded down to the nearest whole number. The right to receive a distribution of Distributable Redeemable Warrants will remain attached to the shares of Class A Ordinary Shares following the separation, and such right will not trade separately.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: January 19, 2022	By:	/s/ Jin-Goon Kim
Name: Jin-Goon Kim Title: Chairman and Chief Executive Officer

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